UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) April 1, 2010
                                                          -------------

                        Microwave Filter Company, Inc.
               (Exact Name of Registrant as Specified in Charter)


          New York                      0-10976                   16-0928443
-----------------------------   -----------------------      -------------------
(State or Other Jurisdiction    (Commission File Number)        (IRS Employer
      of Incorporation)                                      Identification No.)


 6743 Kinne Street, East Syracuse, New York                        13057
 ------------------------------------------------                ----------
      (Address of Principal Executive Offices)                   (Zip Code)

                                 (315) 438-4700
                                 --------------
               Registrant's telephone number, including area code

                                 not applicable
             ------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))


[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.07 SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS



  The 2009 Annual Meeting of Stockholders was held on March 31, 2010. The following proposals were submitted to a vote of stockholders and were approved:


Proposal No. 1 -  Election of Directors

  The stockholders elected three individuals to the Board of Directors as set forth below:

                                                  Votes              Votes
                                                   For              Withheld
                                              _____________       ____________

Robert R. Andrews                               480,379              37,419

Sidney K. Chong                                 500,427              17,371

Richard L. Jones                                477,652              40,146


Proposal No. 2 - Ratification of Appointment of Independent Registered Public Accountants

  The stockholders voted to ratify the appointment of EFP Rotenberg, LLP as the Company's independent registered public accountants for the fiscal year ending September 30, 2010, as set forth below:

Votes for            1,902,431
Votes against           77,599
Abstentions             18,249

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    Microwave Filter Company, Inc.
                                    --------------------------------
                                    (Registrant)


Dated: April 1, 2010                By:  /s/ Carl F. Fahrenkrug
                                    --------------------------------------------
                                        Carl F. Fahrenkrug
                                        President and Chief Executive Officer









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